UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 12, 2003


MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)


Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-24487
(Commission File Number)

77-0322161
(IRS Employer Identification No.)

1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)


Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated November 12, 2003, entitled "MIPS
Technologies Stockholders Vote to Combine Outstanding 'MIPS, MIPSB'
Common Stock."


Item 12.	Results of Operations and Financial Condition.

On November 12, 2003, MIPS Technologies, Inc. issued a press release announcing that its Stockholders voted to combine the outstanding
Class A common stock and Class B common stock into one class of common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2003

MIPS TECHNOLOGIES, INC.

(Registrant)

By:	/s/ KEVIN C. EICHLER
Kevin C. Eichler
Chief Financial Officer and Treasurer


EXHIBIT INDEX

Exhibit
No.       Description
99.1      Press Release, dated November 12, 2003, entitled "MIPS
          Technologies Stockholders Vote to Combine Outstanding
          'MIPS, MIPSB' Common Stock."